UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2022 (May 30, 2022)

Y-MABS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38650	47-4619612
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

230 Park Avenue

Suite 3350

New York, New York 10169

(Address of principal executive offices) (Zip Code)

(646) 885-8505

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	YMAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 30, 2022, Y-mAbs Therapeutics, Inc. (the “Company), entered into a retention cash bonus arrangement with the Company’s Chief Financial Officer and Executive Vice President Bo Kruse, whereby Mr. Kruse is eligible for a cash retention bonus payment of DKK572,068.50 (approx. $82,800) provided that Mr. Kruse remains employed with the Company until April 26, 2023 and provided that no notice of termination of his employment has been given by either Mr. Kruse or the Company on or before such date and provided that the Company’s Biologics License Application for 131I-omburtamab (which was recently accepted for priority review by the U.S. Food and Drug Administration (“FDA”)) is approved by the FDA on or before said date.

Further, on May 30, 2022 the Company entered into a retention cash bonus arrangement with each of the Company’s named executive officers, Senior Vice President and Chief Scientific Officer, Dr. Steen Lisby and Senior Vice President and Chief Medical Officer, Dr. Vignesh Rajah, whereby each of Dr. Lisby and Dr. Rajah are eligible for a cash retention bonus payment equal to 25% of his base salary, provided that he remains employed with the Company until April 26, 2023 and provided that no notice of termination of his employment has been given by either the Senior Vice president in question or the Company on or before such date and provided that the Company’s Biologics License Application for 131I-omburtamab is approved by the FDA on or before said date.

The information furnished pursuant to Item 5.02 on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Y-MABS THERAPEUTICS, INC.

Date: June 2, 2022	By:	/s/ Thomas Gad
Thomas Gad
Founder, President, Interim Chief Executive Officer, and Head of Business Development & Strategy